UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2017

CENTURY CASINOS, INC.

(Exact Name of Registrant as specified in its charter)

Delaware	0-22900	84-1271317
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification Number)

455 E. Pikes Peak Ave., Suite 210, Colorado Springs, Colorado	80903
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	719-527-8300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  □

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  □

Item 1.01 Entry into a Material Definitive Agreement.

On June 20, 2017, Century Casinos Europe GmbH (“CCE”), a subsidiary of Century Casinos, Inc. (the “Company”), entered into a Share Purchase Agreement (the “Agreement”), by and among Global Gaming Ventures (Group) Limited (“GGV”), Saw Close Casino Limited (“SCCL”), Anthony Wollenberg and CCE pursuant to which CCE has acquired 100% of the issued and outstanding shares of SCCL.

SCCL is the holder of a Small Casino Premises License (as defined under the 2005 United Kingdom Gambling Act), under which the Company plans to develop and operate a casino in Bath, England. The casino will be 15,000 square feet and will include 35 slot machines, 18 table games and 24 automated live gaming terminals. The development and operation of the casino are subject to certain regulatory and governmental approvals.

Subject to obtaining the regulatory and governmental approvals, the casino is expected to begin operations in the first quarter of 2018. The total consideration for the transaction is £600,000. Payments are to be made according to the following schedule:

A)	£100,000 was paid at closing of the acquisition on June 20, 2017.
B)	£200,000 will be paid upon the receipt of additional regulatory and governmental approvals, as well as the transfer of certain licenses from GGV to SCCL.
C)	£300,000 will be paid when the casino begins operations.

In addition, SCCL has debt to the landlord of the Bath property in the amount of £154,000 that is repayable subject to certain performance criteria once the casino is in operation and has put £750,000 into an escrow account to secure performance of certain obligations under the lease agreements with the landlord of the property that will be released in connection with work performed by SCCL to fit out the casino.

Item 7.01 Regulation FD Disclosure

On June 21, 2017, the Company issued a press release announcing that it had entered into the Agreement. A copy of the press release is furnished as Exhibit 99.1 of this report.

The information under Item 7.01 and in Exhibit 99.1 of this report is being furnished and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”, or otherwise subject to the liabilities of that section. The information under Item 7.01 and in Exhibit 99.1 of this report shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Share Purchase Agreement relating to Saw Close Casino Limited.
99.1	Century Casinos, Inc. Press Release dated June 21, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Century Casinos, Inc.

Date: June 21, 2017	By: /s/ Margaret Stapleton
Margaret Stapleton
Executive Vice President and Principal Financial/ Accounting Officer

Exhibit Index

Exhibit No.	Description
10.1	Share Purchase Agreement relating to Saw Close Casino Limited.
99.1	Century Casinos, Inc. Press Release dated June 21, 2017.